Exhibit 10(e)

AMENDMENT NO. 1 TO LLC INTEREST PURCHASE AGREEMENT,

CONVERTING TO A PLAN OF MERGER

THIS AMENDMENT NO. 1 TO LLC INTEREST PURCHASE AGREEMENT, CONVERTING TO A PLAN OF MERGER (this “Amendment”) is made and entered into as of the 15th day of December, 2004, by and among ALFA CORPORATION, a Delaware corporation (“Buyer”), ALFA MERGER SUB, LLC, a Tennessee limited liability company (“Merger Sub”), JOHN CHARLES RUSSELL, an individual resident of the State of Tennessee (“John Russell”), CAROL LYNN RUSSELL, an individual resident of the State of Tennessee (“Carol Russell”), THE TRUSTS IDENTIFIED ON THE SIGNATURE PAGES HERETO (the “Seller Trusts”), THE COMMUNITY FOUNDATION OF MIDDLE TENNESSEE, INC., a Tennessee not-for-profit corporation (the “Foundation”) (John Russell, Carol Russell, the Seller Trusts and the Foundation are, collectively, “Sellers”), and THE VISION INSURANCE GROUP, LLC, a Tennessee limited liability company (“Vision”).

W I T N E S S E T H:

WHEREAS, Buyer, Sellers and Vision are parties to that certain LLC Interest Purchase Agreement dated as of August 30, 2004 (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement to provide that Buyer’s acquisition of the Interests will be accomplished by means of a reverse merger, with all of the substantive terms of the acquisition remaining the same as set forth in the Agreement;

NOW, THEREFORE, for and in consideration of the premises, the mutual covenants contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereby covenant and agree as follows:

1. All capitalized terms used in this Amendment which are not otherwise defined herein are used with the same meaning attributed to such capitalized terms in the Agreement.

2. The “Background” paragraph of the Agreement is hereby amended by deleting the last sentence thereof and replacing such deleted sentence with the following:

“The parties also desire that Merger Sub be merged with and into Vision at Closing in accordance with the terms and conditions of this Agreement (the “Merger”).”

3. The title of Article 2, “Purchase and Sale of Interests,” of the Agreement is hereby amended by deleting such title and replacing such deleted title with “The Merger.”

4. Section 2.1 is hereby amended by deleting the entire text thereof and replacing such deleted text with the following:

“Section 2.1 The Merger.

(a) The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Limited Liability Company Act of the State of Tennessee (the “Tennessee Act”), Merger Sub shall be merged with and into Vision at the Effective Time (as defined in Section 2.1(b)). At the Effective Time, the separate company existence of Merger Sub shall cease and Vision shall continue as the surviving limited liability company (the “Surviving LLC”).

(b) Effective Time of the Merger. Immediately prior to the Closing Date, the parties shall: (a) file a certificate of merger (the “Certificate of Merger”) with the Tennessee Secretary of State in such form as is required by, and executed and acknowledged in accordance with, the relevant provisions of the Tennessee Act; and (b) make all other filings or recordings required under the Tennessee Act to effect the Merger. The Merger shall become effective at 12:01 a.m. on January 1, 2005 or at such subsequent date and time as Merger Sub and the Company shall agree and specify in the Certificate of Merger. The date and time at which the Merger becomes effective is referred to in this Agreement as the “Effective Time.”

(c) Effects of the Merger. The Merger shall have the effects set forth in Section 48-244-104 of the Tennessee Act.

(d) Articles of Organization and Operating Agreement of Surviving LLC.

(i) At the Effective Time, the Articles of Organization of Vision as in effect immediately prior to the Effective Time shall be the Articles of Organization of the Surviving LLC from and after the Effective Time until thereafter changed or amended as provided therein or by applicable Tennessee Law.

(ii) The Operating Agreement of Vision as in effect immediately prior to the Effective Time shall be the Operating Agreement of the Surviving LLC from and after the Effective Time until thereafter changed or amended as provided therein or by applicable Tennessee Law.

(e) Managers of Surviving LLC. The managers of Vision immediately prior to the Effective Time shall be the managers of the Surviving LLC until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

(f) Officers of Surviving LLC. The officers of Vision immediately prior to the Effective Time shall be the officers of the Surviving LLC until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.”

5. Section 2.2(a) is hereby amended by deleting the entire text thereof and replacing such deleted text with the following:

“(a) Conversion of Interests.

(i) At the Effective Time, on the terms and subject to the conditions set forth in this Agreement, by virtue of the Merger and without any action on the part of Merger Sub, Vision or any of their respective interestholders:

(A) Vision Interests. The Interests shall be deemed canceled and converted into the right to receive the sum of (x) Twenty Million Dollars ($20,000,000), subject to adjustment as provided in Section 2.5, payable at Closing (the “Initial Purchase Price”), plus (y) the amount of Earnout Payments, if any, that may be payable after Closing in accordance with Section 2.3, and the Interests shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each certificate that immediately prior to the Effective Time evidenced all or any portion of the Interests shall cease to have any rights with respect thereto.

(B) Surviving LLC Interests. All of the membership interests of Merger Sub outstanding at the Effective Time shall continue to represent all of the membership interests of the Surviving LLC.

(ii) Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving LLC with full right, title, and interest in, to and under, or possession of, all assets, property, rights, privileges, powers, and franchises of Vision, the officers and directors of the Surviving LLC are fully authorized in the name and on behalf of Vision, Merger Sub or otherwise, to take all lawful action necessary or desirable to accomplish such purpose or acts, so long as such action is not inconsistent with this Agreement.”

6. Section 2.6(b)(i) is hereby amended by deleting the entire text thereof and replacing such deleted text with “[INTENTIONALLY OMITTED].”

7. This First Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

8. Except as expressly set forth herein, the parties make no other amendment, alteration or modification of the Agreement nor do they, nor does any of them, by executing this Amendment, waive any provision of the Agreement or any right that they or it may have thereunder.

[SIGNATURES ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

ALFA CORPORATION

By:	/s/ Jerry A. Newby
Name:	Jerry A. Newby
Title:	President and Chief Executive Officer

ALFA MERGER SUB, LLC

By:	/s/ Jerry A. Newby
Name:	Jerry A. Newby
Title:	Chief Manager

JOHN CHARLES RUSSELL

CAROL LYNN RUSSELL

JOHN CHARLES RUSSELL, TRUSTEE OF THE JOHN CHARLES RUSSELL 2004 ANNUITY TRUST NO. 1

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

ALFA CORPORATION

By:
Name:	Jerry A. Newby
Title:	President and Chief Executive Officer

ALFA MERGER SUB, LLC

By:
Name:	Jerry A. Newby
Title:	Chief Manager

JOHN CHARLES RUSSELL

/s/ John C. Russell

CAROL LYNN RUSSELL

/s/ Carol L. Russell

JOHN CHARLES RUSSELL, TRUSTEE OF THE JOHN CHARLES RUSSELL 2004 ANNUITY TRUST NO. 1

/s/ John C. Russell

JOHN CHARLES RUSSELL, TRUSTEE OF THE JOHN CHARLES RUSSELL 2004 ANNUITY TRUST NO. 2

/s/ John Charles Russell

JOHN CHARLES RUSSELL, TRUSTEE OF THE JOHN CHARLES RUSSELL 2004 ANNUITY TRUST NO. 3

/s/ John Charles Russell

THE COMMUNITY FOUNDATION OF MIDDLE TENNESSEE, INC.

By:
Name:
Title:

THE VISION INSURANCE GROUP, LLC

By:	/s/ John Charles Russell
John Charles Russell
President

JOHN CHARLES RUSSELL, TRUSTEE OF THE JOHN CHARLES RUSSELL 2004 ANNUITY TRUST NO. 2

JOHN CHARLES RUSSELL, TRUSTEE OF THE JOHN CHARLES RUSSELL 2004 ANNUITY TRUST NO. 3

THE COMMUNITY FOUNDATION OF MIDDLE TENNESSEE, INC.

By:	/s/ Robin Stayshur
Name:	Robin Stayshur
Title:	Prof. Services Liaison

THE VISION INSURANCE GROUP, LLC

By:
John Charles Russell
President